UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2005

Commission File Number: 000 - 28305

FAIRCHILD INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	91 - 1880015
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Suite 602, 595 Hornby Street, Vancouver, British Columbia, Canada V6C 1A4
(Address of principal executive offices)

(604) 604-646-5611
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Syngas Energy Corp. from inception to June 30, 2005 are filed as part of this amendment:

(c)	Exhibits. The following exhibits are included as part of this report:

Exhibit
Number	Description

99.1	Syngas Energy Corp.
(i) Report of Independent Registered Public Accounting Firm
(ii) Balance Sheet as of June 30, 2005
(iii) Statement of Operations from inception to June 30, 2005
(iv) Statement of Cash Flows from inception to June 30, 2005
(v) Statement of Stockholders’ Deficit from inception to June 30, 2005
(vi) Notes to the Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRCHILD INTERNATIONAL CORPORATION

Date: September 13, 2005	By:	/s/ Robert Klein

	Title:	Robert Klein, Director, President,
Chief Executive Officer,
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Syngas Energy Corp.
(i) Report of Independent Registered Public Accounting Firm
(ii) Balance Sheet as of June 30, 2005
(iii) Statement of Operations from inception to June 30, 2005
(iv) Statement of Cash Flows from inception to June 30, 2005
(v) Statement of Stockholders’ Deficit from inception to June 30, 2005
(vi) Notes to the Financial Statements